SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 15, 2003

PRIVATE BUSINESS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	000-25959	62-1453841

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9020 Overlook Boulevard, Brentwood, Tennessee 37027

(Address of principal executive offices)

(615) 221-8400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year,
if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Number	Exhibit

99.1	Press Release dated May 13, 2003 reporting results for the quarter ended March 31, 2003.

Item 12. Results of Operations and Financial Condition.

     On May 13, 2003, Private Business, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1. The press release describes the Company’s results of operations for the quarter ended March 31, 2003. The press release is also being furnished pursuant to Item 9. Regulation FD Disclosure.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIVATE BUSINESS, INC.

By:	/s/ Michael Berman Michael Berman Assistant Secretary

Date: May 15, 2003

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated May 13, 2003